UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38987	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	IHRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry Into a Material Definitive Agreement.

Transaction Support Agreement

On November 6, 2024, iHeartMedia, Inc. (the “Company”), certain of the Company’s direct and indirect subsidiaries (collectively with the Company, the “iHeart Parties”) and certain lenders and holders (or their managers, advisors or sub-advisors) (collectively, the “Initial Consenting Holders” and, together with any subsequent lender or holder that becomes a party to the Transaction Support Agreement (as defined below) by joinder (the “Subsequent Consenting Holders”), the “Consenting Holders”) of senior secured notes, senior unsecured notes and/or term loans issued by iHeartCommunications, Inc., an indirect, wholly-owned subsidiary of the Company (“iHeartCommunications”), representing ownership of approximately 80% of the aggregate principal amount of the Existing Debt (as defined below), entered into an agreement (together with all exhibits, annexes and schedules thereto, the “Transaction Support Agreement”), whereby the Initial Consenting Holders have agreed to support a set of transactions to be commenced by the iHeart Parties pursuant to which the iHeart Parties will refinance the Existing Debt (collectively, the “Refinancing”).

Subject to the terms and conditions of the Transaction Support Agreement, the Refinancing will be effectuated through the Comprehensive Transaction (as described below), subject to specified minimum participation levels, or the Alternative Transaction (as described below), if such minimum participation levels are not satisfied.

The “Comprehensive Transaction” is comprised of (i) the offer by iHeartCommunications to (A) eligible holders of iHeartCommunications’ (1) 6.375% Senior Secured Notes due 2026 (the “Existing 2026 Secured Notes”), (2) 5.25% Senior Secured Notes due 2027 (the “Existing 2027 Secured Notes”), (3) 4.75% Senior Secured Notes due 2028 (the “Existing 2028 Secured Notes” and, together with the Existing 2026 Secured Notes and the Existing 2027 Secured Notes, the “Existing Secured Notes”) and (4) 8.375% Senior Notes due 2027 (the “Existing Unsecured Notes” and, together with the Existing Secured Notes, the “Existing Notes”) to exchange any and all of their Existing Notes for new senior secured notes issued by iHeartCommunications and (B) lenders holding iHeartCommunications’ outstanding term loans (the “Existing Term Loans” and, collectively with the Existing Notes, the “Existing Debt”) to exchange any and all of their Existing Term Loans for new term loans issued by iHeartCommunications pursuant to the New Comprehensive Credit Agreement (as defined in the Transaction Support Agreement), and (ii) the solicitation of consents by the iHeart Parties, as applicable, from (A) holders of each series of Existing Notes to adopt certain proposed amendments to the indentures governing such series of Existing Notes and (B) lenders holding the Existing Term Loans to adopt certain proposed amendments to the credit agreement, dated as of May 1, 2019, by and among iHeartCommunications, as borrower, iHeartMedia Capital I, LLC, as guarantor (“iHeartMedia Capital”), certain subsidiaries of iHeartCommunications, as guarantors, and Bank of America, N.A., as successor administrative and collateral agent (as amended, supplemented or otherwise modified to the date hereof, the “Existing Term Loan Credit Agreement”).

The “Alternative Transaction” is comprised of (i) the offer by newly-formed indirect, wholly-owned subsidiaries of the Company (the “Alternative Subsidiaries”) to (A) eligible holders of the Existing Notes to exchange any and all of their Existing Notes for new senior secured notes of the applicable Alternative Subsidiary and (B) lenders holding the Existing Term Loans to exchange any and all of their Existing Term Loans for new term loans issued by the applicable Alternative Subsidiary, (ii) the solicitations of consents by the iHeart Parties, as applicable, from (A) holders of each series of Existing Notes to adopt certain proposed amendments to the indentures governing such series of Existing Notes and (B) lenders holding the Existing Term Loans to adopt certain proposed amendments to the Existing Term Loan Credit Agreement, (iii) the transfer of 100% of the equity of certain of the Company’s indirect, wholly-owned subsidiaries to certain of the Alternative Subsidiaries and the simultaneous release of the guarantees of the Existing Debt and pledges to secure the Existing Debt provided by such entities and (iv) the issuance of a secured intercompany loan by iHeartMedia + Entertainment, Inc. to IH Media + Entertainment I, LLC, each an indirect, wholly-owned subsidiary of the Company.

Subject to the terms and conditions of the Transaction Support Agreement, the iHeart Parties and Initial Consenting Holders have agreed, among other items, to (i) support and participate in both the Comprehensive Transaction and the Alternative Transaction (both collectively, the “Transaction”), (ii) on a timely basis, negotiate in good faith, and execute and deliver the definitive documents for the Transaction, (iii) use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or reasonably advisable under applicable laws and regulations to support, consummate and make effective the Transaction, and (iv)

not directly or indirectly, object to, delay, impede or take any other actions to interfere, directly or indirectly, in any respect with implementation of the Transaction. Additionally, subject to the terms and conditions of the Transaction Support Agreement, the iHeart Parties have agreed, among other items, to (i) pay all reasonable and documented fees of the advisors for the Consenting Holders, (ii) provide the Consenting Holders with additional debt in the exchange offers as debt retirement consideration and (iii) use commercially reasonable efforts to obtain all required governmental, regulatory, and/or third party approvals for the Transaction.

The Transaction Support Agreement also contains certain customary representations, warranties and other agreements by the parties thereto. The commencement and closing of the Refinancing pursuant to the Transaction Support Agreement is subject to, and conditioned upon, the satisfaction or waiver of certain conditions set forth therein, including finalizing the definitive documentation.

The Transaction Support Agreement may be terminated by: (i) Consenting Holders holding at least 50.1% of the Existing Debt held by all Consenting Holders (the “Required Consenting Holders”) if, among other circumstances, (A) the iHeart Parties materially breach the Transaction Support Agreement, which breach remains uncured in accordance with the terms of the Transaction Support Agreement, (B) any definitive document (after discussion between counsels) does not comply with the terms and standards set forth in the Transaction Support Agreement, (C) an Event of Default in the agreements governing the Existing Debt occurs or continues or (D) any member of the iHeart Parties (I) (a) publicly announces its intention to pursue, (b) negotiates a term sheet in respect of, or (c) consummates or enters into a binding agreement to consummate, in each case, a Competing Transaction (as defined in the Transaction Support Agreement) or (II) publicly announces its intention not to support, pursue or consummate the Transaction; (ii) the iHeart Parties if, among other circumstances, the Consenting Holders do not collectively hold the Requisite Alternative Majorities (as defined in the Transaction Support Agreement) of Existing Debt; or (iii) either the Required Consenting Holders or the iHeart Parties if there is the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order making illegal or otherwise permanently enjoining, preventing or prohibiting the consummation of a material portion of the Transaction. The Transaction Support Agreement will automatically terminate if the Transaction is not consummated on or before December 31, 2024 (unless extended by mutual written consent of the iHeart Parties and the Required Consenting Holders).

The Initial Consenting Holders comprise the following ownership of iHeartCommunications’ outstanding senior secured and unsecured notes and term loans:

•	approximately 92% of the aggregate principal amount of the Existing Term Loans;

•	approximately 77% of the aggregate principal amount of the Existing 2026 Secured Notes;

•	approximately 79% of the aggregate principal amount of the Existing 2027 Secured Notes;

•	approximately 38% of the aggregate principal amount of the Existing 2028 Secured Notes; and

•	approximately 71% of the aggregate principal amount of the Existing Unsecured Notes.

Simpson Thacher & Bartlett LLP served as counsel and PJT Partners LP served as financial advisor to the Company and the other iHeart Parties.

Davis Polk & Wardwell LLP served as counsel and Perella Weinberg Partners served as financial advisor to an ad hoc group of certain of the Initial Consenting Holders.

The information contained herein is for informational purposes only and is not intended to and does not constitute an offer to sell, buy or subscribe for any securities or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

The foregoing is a summary of the material terms of, and is qualified by, the Transaction Support Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

ABL Amendment

On November 6, 2024, iHeartMedia Capital and iHeartCommunications entered into an amendment (the “ABL Amendment”) to the ABL Credit Agreement, dated as of May 17, 2022 (as amended, supplemented, or otherwise modified prior to November 6, 2024, the “ABL Agreement” and, the asset-based revolving credit facility provided under the ABL Agreement, the “ABL Facility”), among iHeartMedia Capital, as holdings, iHeartCommunications, as the borrower, the other guarantors party thereto, Bank of America, N.A. and the lenders party thereto, which, among other things, (i) solely in the event of the Comprehensive Transaction, (a) increases the applicable rate with respect to the loans provided thereunder by 0.50% and (b) revises certain of the affirmative covenants and default provisions of the ABL Agreement, and (ii) solely in the event of the Alternative Transaction, (a) increases the applicable rate with respect to the loans provided thereunder by 1.00% and (b) amends certain of the covenants and default provisions of the ABL Agreement. Pursuant to the ABL Amendment, such amendments to the ABL Agreement shall become effective upon, and subject to the occurrence of, the consummation of the applicable Transaction (in accordance with the terms of the Transaction Support Agreement) and the fulfillment of certain other customary conditions.

The foregoing is a summary of the material terms of, and is qualified by, the ABL Amendment, a copy of which is attached hereto as Exhibit 10.2, and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On November 7, 2024, the Company issued a press release announcing the Transaction Support Agreement and the related transactions and also made available presentation material with respect to the Refinancing. Copies of the press release and presentation material are furnished as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

In connection with the Transaction Support Agreement and the related transactions, the Company entered into certain confidentiality agreements with the Initial Consenting Holders (as amended, the “Confidentiality Agreements”). The Confidentiality Agreements require the Company to publicly disclose certain confidential information provided to such Consenting Holders (the “Cleansing Material”) upon the occurrence of certain events. The Company is furnishing the Cleansing Material as Exhibit 99.3 in satisfaction of its obligations under the Confidentiality Agreements.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1, 99.2 and 99.3, be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report on Form 8-K, including the exhibit attached hereto, includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors which may cause the actual results, performance or achievements of iHeartMedia, Inc. and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “will,” “potential,” “positioned,” “estimates,” “forecast,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances are intended to identify such forward-looking statements. These statements include, but are not limited to, statements related to the transactions described above, including the Company’s ability to complete any of the transactions on the terms contemplated by the Transaction Support Agreement, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of any such transactions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our anticipated growth and financial performance, our expected costs savings and other capital and operating expense reduction initiatives, utilizing new technologies and programmatic platforms, trends in the advertising industry, and strategies and initiatives are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other important factors, some of which are beyond our control and are difficult to predict. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this report, including the exhibits thereto, include, but are not limited to: risks related to weak or uncertain global economic conditions and our dependence on advertising revenues; competition, including increased competition from alternative media platforms and technologies; dependence upon our brand and the performance of on-air talent, program hosts and management; fluctuations in operating costs; technological and industry changes and innovations; shifts in population and other demographics; risks related to our use of artificial intelligence, impact of acquisitions, dispositions and other strategic transactions; risks related to our indebtedness; legislative or regulatory requirements; impact of legislation, ongoing litigation or royalty audits on music licensing and royalties; regulations and concerns regarding privacy and data protection and breaches of information security measures; risks related to scrutiny of environmental, social and governance matters; risks related to our Class A common stock; and regulations impacting our business and the ownership of our securities. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this report, including the exhibits thereto, may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Part I, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Annual Reports on Form 10-K and “Part II, Item 1A. Risk Factors” of iHeartMedia, Inc.’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Transaction Support Agreement, dated as of November 6, 2024, among the iHeart Parties and Consenting Holders.

10.2	Amendment No. 1 to ABL Credit Agreement, dated as of November 6, 2024, among iHeartMedia Capital, iHeartCommunications, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent.

99.1	Press Release, dated as of November 7, 2024.

99.2	Presentation Material

99.3	Cleansing Material

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: November 7, 2024	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary